EXHIBIT 11(e)

THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The
Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Charles W. Elliott

						Charles W. Elliott



Dated:	February 4, 1997





THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Joseph E. Champagne
						Joseph E. Champagne



Dated:	February 4, 1997





THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Arthur D. Rodecker, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The
Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Arthur D. Rodecker
						Arthur D. Rodecker



Dated:	February 4, 1997






THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Jack L. Otto, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Jack L. Otto
						Jack L. Otto



Dated:	February 4, 1997





THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Thomas B. Bender

						Thomas B. Bender



Dated:	February 4, 1997





THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ David J. Brophy

						David J. Brophy



Dated:	February 4, 1997





THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Thomas D. Eckert

						Thomas D. Eckert



Dated:	February 4, 1997




THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Terry H. Gardner

						Terry H. Gardner



Dated:	February 4, 1997




THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Lee P. Munder
						Lee P. Munder



Dated:	February 4, 1997





THE MUNDER FUNDS TRUST

POWER OF ATTORNEY


	The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The Munder Funds Trust (the "Trust"), the Registration Statement of the Trust on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Trust might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ John Rakolta, Jr.

						John Rakolta, Jr.



Dated:	February 4, 1997


shared/bankgrp/munder/parta/pea23/exh11e.doc